TAXES ON INCOME	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 9 — TAXES ON INCOME

a.	Tax rates in Israel

The Company is taxed in accordance with Israeli tax laws. The corporate tax rates applicable to 2018, 2019 and 2020 is 23%. Capital gain is subject to capital gain tax according to the corporate tax rate in the year the assets are sold.

b.	Tax rates for the U.S Subsidiary

The subsidiary is taxed according to U.S. tax laws. The Company’s income is taxed in the United States at the federal rate of 21%.

c.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (the “Investment Law”)

Under the Investment Law, including Amendment No. 60 to the Investment Law that was published in April 2005, by virtue of the Benefited Enterprise program for certain of its facilities; the Company may be entitled to various tax benefits.

The main benefit arising from such status is the reduction in tax rates on income derived from a Benefited Enterprise. The extent of such benefits depends on the location of the enterprise. Since the Company’s facilities are not located in “national development zone A,” income derived from Benefited Enterprises will be tax exempt for a period of two years and then have a reduced tax rate for a period of up to an additional eight years.

The period of tax benefits, as described above, is limited to 12 years from the beginning of the Benefited Enterprise election year (2012). As of December 31, 2020, the period of benefits has not yet commenced.

In the event of distribution of cash dividends from income, which was tax exempt as above, the amount distributed will be subject to the tax rate it was exempted from. The Company is entitled to claim accelerated depreciation in respect of equipment used by the approved enterprises during five tax years.

Entitlement to the above benefits is conditioned upon the Company fulfilling the conditions stipulated by the Investment Law and regulations published thereunder.

In the event of failure to comply with these conditions, the benefits may be canceled and the Company may be required to refund the amount of the benefits, in whole or in part, with the addition of linkage differences to the Israeli consumer price index and interest.

The Investment Law was amended as part of the Economic Policy Law for the years 2011 – 2012 (the “Amendment”), which became effective on January 1, 2011 and was further amended in August 2013 and January 2017.

Under the 2017 Amendment, and provided the conditions stipulated therein are met, income derived by Preferred Companies from ‘Preferred Technological Enterprises’ (“PTE”) (as defined in the 2017 Amendment), would be subject to reduced corporate tax rates of 7.5% in Development Zone “A” and 12% elsewhere, or 6% in case of a ‘Special Preferred Technological Enterprise’ (“SPTE”) as defined in the 2017 Amendment) regardless of the company’s geographical location within Israel. A Preferred Company distributing dividends from income derived from its PTE or SPTE, would subject the recipient to a 20% tax (or lower, if so provided under an applicable tax treaty). The 2017 Amendment further provides that, in certain circumstances, a dividend distributed to a corporate shareholder who is not an Israeli resident for tax purposes would be subject to a 4% tax (inter alia, if the amount of foreign investors in the distributing company exceeds 90%). Such taxes would generally be withheld at source by the distributing company.

On June 14, 2017, the Encouragement of Capital Investments Regulations (Preferred Technology Income and Capital Profits for a Technological Enterprise), 2017 (the “Regulations”) were published, which adopted Action 5 under the base erosion and profit shifting (“BEPS”) regulations. The Regulations describe, inter alia, the mechanism used to determine the calculation of the benefits under the PTE and under the SPTE Regime and determine certain requirements relating to documentation of intellectual property for the purpose of the PTE. According to these provisions, a company that complies with the terms under the PTE regime may be entitled to certain tax benefits with respect to income generated during the company’s regular course of business and derived from the preferred intangible asset (as determined in the Investments Law), excluding income derived from intangible assets used for marketing and income attributed to production activity. In the event that intangible assets used for marketing purposes generate over 10% of the PTE’s income, the relevant portion, calculated using a transfer pricing study, would be subject to regular corporate income tax. If such income does not exceed 10%, the PTE will not be required to exclude the marketing income from the PTE’s total income. The Regulations set a presumption of direct production expenses plus 10% with respect to income related to production, which can be countered by the results of a supporting transfer pricing study. Tax rates applicable to such production income expenses will be similar to the tax rates under the Preferred Enterprise regime, to the extent such income would be considered as eligible. In order to calculate the preferred income, the PTE is required to take into account the income and the research and development expenses that are attributed to each single preferred intangible asset. Nevertheless, it should be noted that the transitional provisions allow companies to take into account the income and research and development expenses attributed to all of the preferred intangible assets they have.

Under the transitional provisions of the law, a company is allowed to continue to enjoy the tax benefits available under the law prior to its amendment until the end of the period of benefits, as defined in the law. In each year during the period of benefits as a Benefited Enterprise, the Company will be able to opt for application of the amendment, thereby making available the tax rates discussed above. The Company’s election to apply the amendment is irrecoverable.

As of December 31, 2020, the Company’s management decided not to adopt the application of the Amendment.

There is no assurance that future taxable income of the Company will qualify as Benefited or Preferred income or that the benefits described above will be available to the Company in the future.

d.	Tax assessments

Tax assessments filed by the Company through the year 2015 are considered to be final.

e.	Losses for tax purposes carried forward to future years

As of December 31, 2020, the Company had approximately $151.4 million of net carry forward tax losses which are available to reduce future taxable income with no limited period of use.

f.	Deferred income taxes:

	December, 31
	2019	2020
In respect of:
Net operating loss carry forward	$25,879	$34,835
Research and development expenses	7,842	7,133
Other	1,226	1,085
Less – valuation allowance	(34,947)	(43,053)
Net deferred tax assets	$—	$—

g.	Reconciliation of theoretical tax expenses to actual expenses

Actual tax expenses are in respect of the U.S. subsidiary. The primary reconciling items between the statutory tax rate of the Company and the effective rate are the full valuation allowance of deferred tax assets and nondeductible expenses in relation to the operations in Israel.

h.	Roll forward of valuation allowance

Balance at January 1, 2018	$21,982
Additions	4,184
Balance at December 31, 2018	$26,166
Additions	8,781
Balance at December 31, 2019	$34,947
Additions	8,106
Balance at December 31, 2020	$43,053

i.	Provision for uncertain tax positions

As of December 31, 2019, and 2020, the Company does not have a provision for uncertain tax positions.